Lease Obligations	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Lease Obligations
Lease Obligations

On December 17, 2013, the Partnership entered into a lease with EQT for the AVC facilities with an initial term of 25 years. Under the lease, the Partnership operates the facilities as part of its transmission and storage system under the rates, terms and conditions of its FERC-approved tariff.  The AVC facilities include an approximately 200 mile pipeline that interconnects with the Partnership’s transmission and storage system and provides 450 MMcf per day of additional firm capacity to the Partnership’s system, four associated natural gas storage reservoirs with approximately 260 MMcf per day of peak withdrawal capacity and approximately 15 Bcf of working gas capacity. The lease payment due each month is the lesser of the following alternatives: (1) a revenue-based payment reflecting the revenues generated by the operation of AVC minus the actual costs of operating AVC and (2) a payment based on depreciation expense and pre-tax return on invested capital for AVC. As a result, the payments to be made under the AVC lease will be variable. Any difference between the estimated minimum lease payments at inception of the lease and the actual lease payment is recorded to interest expense as contingent rent. For the year ended December 31, 2014, contingent rentals were approximately $3.4 million.

Management determined that the AVC lease was a capital lease under GAAP. The gross capital lease assets and obligations recorded in 2013 were approximately $134.4 million. The Partnership expects modernization capital expenditures will be incurred primarily by EQT to upgrade the AVC assets. As the capital expenditures are incurred by EQT, the Partnership's capital lease assets and obligations will increase. In 2014, modernization capital expenditures incurred by EQT were approximately $9.2 million which increased the capital lease assets and obligations. Cash payments made under the lease were $16.7 million for the year ended December 31, 2014.

For the years ended December 31, 2014 and 2013, interest expense, which includes contingent rent, of $19.9 million and $0.8 million, respectively, and depreciation expense of $5.8 million and $0.4 million, respectively, were recorded related to the capital lease. Of the $19.9 million interest expense for the year ended December 31, 2014, approximately $2.7 million was unpaid and therefore increased the capital lease obligation due to the variability in the payments under the lease. At December 31, 2014, accumulated depreciation was $6.2 million, net capital lease assets were $137.4 million and total capital lease obligations were $147.6 million. At December 31, 2014 and 2013, the current portion of capital lease obligations was $3.8 million and $1.5 million, respectively, and was included in accrued liabilities on the combined balance sheets.

The following is a schedule of the estimated future minimum lease payments under the capital lease together with the present value of the net minimum lease payments as of December 31, 2014:

Year ending December 31,
(Thousands)
2015	$21,383
2016	18,200
2017	20,477
2018	20,214
2019	18,048
Later years	304,759
Total minimum lease payments (a)	403,081
Less: Amount representing interest (b)	(255,493)
Present value of net minimum lease payments	$147,588
(a) There were no amounts representing contingent rentals or executory costs (such as taxes, maintenance and insurance) included in the total minimum lease payments.
(b) Amount necessary to reduce net minimum lease payments to the present value of the obligation at December 31, 2014 as the present value calculated at the Partnership’s incremental borrowing rate exceeded the fair value of the property at inception of the lease.